Exhibit 10.23

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [*], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FIRST AMENDMENT TO

MATERIALS SUPPLY AGREEMENT

This First Amendment to Materials Supply Agreement (the “Amendment”) is entered into effective as of May 27, 2011 (the “Amendment Effective Date”) by and between Gen-Probe Incorporated, a Delaware corporation, having a principal place of business at 10210 Genetic Center Drive, San Diego, California 92121-4362 (“Supplier”), and Roka Bioscience, Inc., a Delaware corporation, having a principal place of business at 20 Independence Boulevard, 4th Floor, Warren, New Jersey 07059 (“Purchaser”).

RECITALS

WHEREAS, Supplier and Purchaser entered into that certain Materials Supply Agreement effective as of September 10, 2009 (the “Materials Supply Agreement”); and

WHEREAS, Supplier and Purchaser wish to amend the Materials Supply Agreement to, among other things, extend the term of the Agreement and modify the assay components identified on Exhibit A (Schedule of Assay Components).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

TERMS

1.	Definitions. All capitalized terms used in this Amendment but not otherwise defined herein will have the respective meaning given to such terms in the Materials Supply Agreement.

2.	Amendment of Section 6.1. Section 6.1 of the Materials Supply Agreement is hereby amended and restated to read in its entirety as follows:

“6.1 Term. With respect to the Assay Components listed in Part B of Exhibit A, the initial term of this Agreement will be for a period beginning on the Effective Date and ending on the third anniversary thereof, unless earlier terminated in accordance with this Section 6 (the “Abbreviated Term”). For the avoidance of doubt, upon termination of the Abbreviated Term Supplier will have no responsibility to provide Purchaser with any Assay Components listed in Part B of Exhibit A nor will Supplier provide Purchaser with any QC documents, QC testing procedures or any other documentation related to any Assay Component listed in Part B of Exhibit A. With respect to the Assay Components listed in Part A of Exhibit A, the initial term of this Agreement will be for a period beginning on the Effective Date and ending on May 27, 2018, unless earlier terminated in accordance with this Section 6 (the “Initial Term”). At the end of the Initial Term, the Agreement will automatically renew, but only as it relates to the Assay Components listed in Part A of Exhibit A, for successive two-year periods, unless Purchaser gives notice to Supplier of its intention not to renew at least 180 days before the end of the then current term of the Agreement (the Initial Term, together with any renewal terms, or the Abbreviated Term, as the case may be, the “Term”). Notwithstanding the foregoing, Supplier shall have no further obligation to supply Assay Components listed in Part A of Exhibit A to Purchaser hereunder if the agreement pursuant to which Supplier receives such Assay Components from a third party is terminated by such third party; Supplier will use its commercially reasonable efforts to maintain such third party supply agreements or arrangements in effect and will provide Purchaser with prompt notice of any termination from any such third party and, in the event and to the extent that Supplier makes alternative arrangements to secure the supply of an Assay Component that is the subject of any such third party termination, Supplier shall extend such alternative arrangement to Purchaser. In addition, Supplier may terminate this Agreement with respect to the Assay Components listed in Part A of Exhibit A, with 12 months’ notice; provided that during such 12-month notice period Supplier introduces Purchaser to third parties that are then providing such Part A Assay Components to Supplier and Purchaser is able to enter into a direct contractual agreement with such third parties for the continued supply of such Assay Components.”

3.	Amendment of Exhibit A. Exhibit A of the Materials Supply Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit A-1 attached hereto.

4.	No Other Amendments. Except as expressly provided in this Amendment, the Materials Supply Agreement is, and shall continue to be, in full force and effect in accordance with its terms, without further amendment thereto.

5.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument. Facsimile signatures are deemed equivalent to original signatures for purposes of this Amendment.

6.	Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of California, excluding its conflicts of laws principles. The United Nations Convention of Contracts for the International Sale of Goods shall have no application to this Agreement and is hereby excluded. This Amendment is effective on the Amendment Effective Date.

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IN WITNESS WHEREOF, the parties to this Amendment, having read and understood the foregoing, acknowledge their legally binding acceptance of this Amendment by the signatures of their duly authorized representatives below.

GEN-PROBE INCORPORATED	ROKA BIOSCIENCE, INC.

/s/ Carl W. Hull	/s/ Steven Sobieski
Carl W. Hull	Steven Sobieski
Chief Executive Officer	Chief Financial Officer

EXHIBIT A-1

SCHEDULE OF ASSAY COMPONENTS

Part A:

Assay Component	Reagent P/N	Minimum Quantity (if any)**
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Assay Component	Reagent P/N	Minimum Quantity (if any)**
[*]	[*]
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Part B:

Assay Component	Reagent P/N	Minimum Quantity (if any)**
[*]
[*]
[*]
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